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                                                                 Exhibit 10.20

                                 NON-QUALIFIED
                             STOCK OPTION AGREEMENT
                                   UNDER THE
                                  KNOLL, INC.
                           1999 STOCK INCENTIVE PLAN


        THIS AGREEMENT, made this ___ day of _________, ____, by and between Knoll, Inc., a Delaware corporation (the "Company"), and ____________________ (the "Optionee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, the Optionee is now employed by or currently engaged as a consultant to the Company or one of its subsidiaries in a key capacity or is a director of the Company, and the Company desires to have _____ remain in such employment or engagement and to afford _____ the opportunity to acquire, or enlarge, _____ ownership of the Company's Common Stock, par value $.01 per share ("Stock"), so that _____ may have a direct proprietary interest in the Company's success (all references to employment hereafter shall relate to any consulting or similar relationship, if applicable);

        NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:


        1.    Grant of Option.  Subject to the terms and conditions set forth
              ---------------
herein and in the Company's 1999 Stock Incentive Plan (the "Plan"), the Company hereby grants to the Optionee, during the period commencing on the date of this Agreement and ending ten (10) years from the date hereof (the "Termination Date"), the right and option (the right to purchase any one share of Stock hereunder being an "Option") to purchase from the Company, at a price of $______ per share, an aggregate of ____________ shares of Stock. The Optionee expressly acknowledges receipt of a copy of the Plan and agrees to be bound by all of the provisions of the Plan.


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        2.    Limitations on Exercise of Option.  The exercise of the Options
              ---------------------------------
is expressly contingent upon the Optionee's having executed a Joinder Agreement agreeing to be bound by the provisions of the Stockholders Agreement. Subject to compliance with the terms and conditions set forth herein, the Optionee may exercise ____% of the Options on and after ___________________________________
_______________, an additional ____% of the Options on and after _____________
__________________________________, an additional ____% of the Options on and after ________________________________________________ and an additional ____%
of the Options on and after ________________________________________________.
Notwithstanding the vesting provisions in this Section 2, upon a Change in Control (following the date hereof), as defined in Exhibit A annexed hereto, 100% of the Options, to the extent not previously exercised, shall become fully vested and exercisable.

        3.    Termination of Employment.
              -------------------------

        (a) If prior to the Termination Date, the Optionee shall cease to be employed by the Company by reason of a disability, as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or by reason of retirement on or after age 65 and such cessation of employment occurs during a time when the Stock is listed or quoted on a national securities exchange or in the over-the-counter market ("Publicly Traded"), the Options shall remain exercisable until the earlier of the Termination Date or one year after the date of cessation of employment to the extent the Options were exercisable at the time of cessation of employment. In the event of such cessation of employment during a time when the Stock is not Publicly Traded, the Options that were exercisable at the time of such cessation of employment shall remain exercisable until the earlier of (i) the Termination Date, (ii) the date that is the three year anniversary of such cessation of employment or
(iii) the date that is 90 days after the date that the Stock becomes Publicly Traded. For purposes of calculating the 90 day period in (iii) above, any days during which the Optionee is prohibited from selling Stock into the public market on account


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of (A) any applicable underwriter's lock-up period or (B) any blackout period imposed under the Company's policy governing insider trading, shall (without duplication) not be counted (the appropriate date under (i), (ii) or (iii) (taking into account any days not counted pursuant to clause (A) or (B)) is hereafter referred to as the "Non-Public Termination Date"). Notwithstanding the foregoing, if such cessation of employment occurs at a time when the Stock is not Publicly Traded and less than one year prior to the Non-Public Termination Date, such Options shall remain exercisable until the date that is one year from the date of such cessation of employment but not beyond the Termination Date.

        (b) If the Optionee shall cease to be employed by the Company prior to the Termination Date by reason of death, or the Optionee shall die while entitled to exercise any of the Options pursuant to paragraph 3(a) or paragraph 3(c) and such death occurs during a time when the Stock is Publicly Traded, the executor or administrator of the estate of the Optionee or the person or persons to whom the Options shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, until the earlier of the Termination Date or one year after the date of death, to exercise the Options to the extent that the Optionee was entitled to exercise them on the date of death, subject to any other limitation contained herein on the exercise of the Options in effect on the date of exercise. In the event such death occurs during a time when the Stock is not Publicly Traded, the Options that were exercisable at the time of such death shall remain exercisable until the Non-Public Termination Date. Notwithstanding the foregoing, if such death occurs at a time when the Stock is not Publicly Traded and less than one year prior to the Non-Public Termination Date, such Options shall remain exercisable until the date that is one year from the date of such death but not beyond the Termination Date.

        (c) If the Optionee voluntarily terminates employment (including but not limited to retirement prior to age 65) with


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the Company for reasons other than death, disability, or retirement on or after age 65 (a termination on account of death, disability or retirement on or after age 65 being referred to herein as a "Special Circumstances Termination"), or if the Optionee's employment with the Company is terminated without Cause, as hereinafter defined, and such cessation of employment occurs during a time when the Stock is Publicly Traded, the Options, to the extent exercisable immediately prior to such termination, shall continue to be exercisable until the earlier of the Termination Date or 90 days after the date of such termination. For purposes of calculating the 90 day period in the immediately preceding sentence, any days during which the Optionee is prohibited from selling Stock into the public market on account of (A) any applicable underwriter's lock-up period or (B) any blackout period imposed under the Company's policy governing insider trading, shall (without duplication) not be counted. In the event of such termination of employment during a time when the Stock is not Publicly Traded, the Options that were exercisable at the time of such termination of employment shall remain exercisable until the Non-Public Termination Date. If the Company terminates the Optionee's employment for Cause, as hereinafter defined, unless otherwise provided by the Committee, the Options, to the extent not exercised prior to such termination, shall lapse and be canceled.

        (d) For purposes of this Agreement, unless otherwise provided in an employment agreement between the Company and the Optionee, "Cause" shall mean:
(i) the Optionee's failure (except where due to a disability), neglect or refusal to perform his duties which failure, neglect or refusal shall not have been corrected by the Optionee within 30 days of receipt by the Optionee of written notice from the Company of such failure, neglect or refusal, which notice shall specifically set forth the nature of said failure, neglect or refusal, (ii) any engaging by the Optionee in conduct that has the effect of injuring the reputation or business of the Company or its affiliates in any material respect; (iii) any continued or repeated absence from the Company, unless such absence is (A) approved or excused by


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the Board or (B) is the result of the Optionee's illness, disability or incapacity; (iv) use of illegal drugs by the Optionee or repeated drunkenness;
(v) conviction of the Optionee for the commission of a felony; or (vi) the commission by the Optionee of an act of fraud or embezzlement against the Company.

        (e) Except as otherwise provided in paragraph 3(d) hereof, whether employment has been or could have been terminated for the purposes of this Agreement, and the reasons therefor, shall be determined by the Committee, whose determination shall be final, binding and conclusive.

        (f) After the expiration of any exercise period described in either of paragraphs 3(a), 3(b) or 3(c) hereof, the Options shall terminate together with all of the Optionee's rights hereunder, to the extent not previously exercised. Except as set forth herein, all vesting with respect to the Options shall cease upon the Optionee's termination of employment and all Options to the extent unvested at the time of termination shall expire.

        4.    Method of Exercising Option.
              ---------------------------

        (a) The Optionee may exercise any or all of the Options by delivering to the Company a written notice signed by the Optionee stating the number of Options that the Optionee has elected to exercise at that time, together with full payment of the purchase price of the shares to be thereby purchased from the Company. Payment of the purchase price of the shares may be made by certified or bank cashier's check payable to the order of the Company, or, in the sole discretion of the Committee, (i) by surrender or delivery to the Company of shares of Stock or other property acceptable to the Committee in its sole discretion, which Stock or other property shall have a value equal to the purchase price, (ii) after the date of an IPO, by delivery to the Committee of a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan


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proceeds sufficient to pay the purchase price, or (iii) by such other means as the Committee shall allow in its discretion.

        (b) At the time of exercise, the Optionee shall pay to the Company such amount as the Company deems necessary to satisfy its obligation to withhold Federal, state or local income or other taxes incurred by reason of the exercise or the transfer of shares thereupon.

        5.    Issuance of Shares.  Subject to any limitations set forth in the
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Plan, as promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount, the Company shall issue or transfer to the Optionee the number of shares with respect to which Options have been so exercised, and shall deliver to the Optionee a certificate or certificates therefor, registered in the Optionee's name.

        6.    Successors.  Whenever the word "Optionee" is used in any
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provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "Optionee" shall be deemed to include such person or persons.

        7.    Non-Transferability.  The Options are not transferable by the
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Optionee otherwise than by will or the laws of descent and distribution and are exercisable during the Optionee's lifetime only by him. No assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise (except by will or the laws of descent and distribution), shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.


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        8.    Rights as Stockholder.  The Optionee or a transferee of the
              ---------------------
Options shall have no rights as a stockholder with respect to any share covered by the Options until he shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which he shall become the holder of record thereof.

        9.    Recapitalizations, Reorganizations, etc.
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        (a)   The existence of the Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Stock or the rights thereof or convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        (b) The shares with respect to which the Options are granted are shares of Stock of the Company as presently constituted, but if, and whenever, prior to the delivery by the Company of all of the shares of the Stock with respect to which the Options are granted, the Company shall effect a subdivision or consolidation of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, the number and price of shares remaining under the Options shall be appropriately adjusted. Such adjustment shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Options.


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        (c)   In the event of any change in the outstanding shares of Stock by reason of any recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distributions to common shareholders other than cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind or shares of Stock or other securities covered by the Options and the option price thereof. The Committee shall notify the Optionee of any intended sale of all or substantially all of the Company's assets within a reasonable time prior to such sale.

        (d) Except as herein before expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into or exchangeable for shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of options, rights or warrants to subscribe therefor, or to purchase the same, or upon conversion of shares or obligation of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to the Options.

        10.   Compliance with Law.  Notwithstanding any of the provisions
              -------------------
hereof, the Optionee hereby agrees that he will not exercise the Options, and that the Company will not be obligated to issue or transfer any shares to the Optionee hereunder, if the exercise hereof or the issuance or transfer of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall in no event be obliged to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Options or the issuance or transfer of shares pursuant thereto to comply with any law or regulation of any governmental authority.


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        11.   Notice.  Every notice or other communication relating to this
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Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by the Optionee to the Company shall be mailed or delivered to the Company at its principal executive office, and all notices or communications by the Company to the Optionee may be given to the Optionee personally or may be mailed to him at the address shown below his signature to this Agreement.

        12.   Non-Qualified Options.  The Options granted hereunder are not
              ---------------------
intended to be incentive stock options within the meaning of Section 422 of the Code.

        13.   Binding Effect.  Subject to Section 7 hereof, this Agreement
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shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

        14.   Governing Law.  This Agreement shall be construed and interpreted
              -------------
in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of law thereof.

        15.   Plan.  The terms and provisions of, and the defined terms used
              ----
in, the Plan, a copy of which is attached hereto, are incorporated herein by reference. Unless a different meaning is expressly set forth herein, the defined terms used in this Agreement shall have the same meaning given to such terms in the Plan. In the event of a conflict or inconsistency between discretionary terms and provisions of the Plan and the express provisions of this Agreement, this Agreement shall govern and control. In all other instances of conflicts or inconsistencies


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or omissions, the terms and provisions of the Plan shall govern and control.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                      KNOLL, INC.


                                      By: __________________________

                                            Senior Vice President


                                      OPTIONEE:


                                      ___________________________



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                                   EXHIBIT A
                                   ---------

Change in Control.  For purposes of this Agreement, a "Change in Control" shall
-----------------
be deemed to have occurred if: (i) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), and as used in Sections 13(d) and 14(d) thereof, including any "group" as defined in Section 13(d)(3) thereof (a "Person"), but excluding the Company, any majority owned subsidiary of the Company (a "Subsidiary"), Warburg, Pincus & Co. ("Warburg") and any affiliate of Warburg (other than a Warburg portfolio company), and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), becomes the beneficial owner of shares of the Company having at least 50% of the total number of votes that may be cast for the election of directors of the Company (the "Voting Shares") provided, however, that such an event shall not constitute a Change in Control if the acquiring Person has entered into an agreement with the Company approved by the Board which materially restricts the right of such Person to direct or influence the management or policies of the Company; (ii) the shareholders of the Company shall approve any merger of other business combination of the Company, sale of the Company's assets or combination of the foregoing transactions (a "Transaction") other than a Transaction involving only the Company and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity; or (iii) within any 24-month period beginning on or after November 4, 1999, the persons who were members of the Board on or immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of members of the Board or the board of directors of any successor to the Company, provided that any director who was not a director as of November 4, 1999 shall be deemed to be an Incumbent


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Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this definition. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred for purposes of this Agreement by reason of (i) any actions or events in which the Grantee participates in a capacity other than in his capacity as an employee of the Company or any Subsidiary, or (ii) any decrease in the share ownership of Warburg and its affiliates, to the extent such decrease is attributable to such shareholders having distributed shares owned by them directly to one or more members of their investment group.


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